UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: June 18, 2008


                       MEDINA INTERNATIONAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


              Colorado                                  000-27211                               84-1469319
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                    2051 Placentia Ave, Costa Mesa, CA 92627
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (909) 522-4414
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.01 - Completion of Acquisition or Disposition of Assets.

Fixed Asset Purchase Agreement

On June 18, 2008, Medina International Holdings, Inc. ("the Registrant") entered into a Fixed Asset Purchase Agreement with MGS Grand Sport, Inc. ("MGS Grand") and Mardikian Design Associates ("Mardikian") to purchase the fixed assets of Modena Sport Designs, LLC ("Modena Sports") in exchange for 11,000,000 shares of its restricted common stock. MGS Grand owns a 95% equity interest in Modena Sports and Mardikian owns the remaining 5% equity interest. The fixed assets to be acquired by the Registrant consist of office equipment, tools and machinery. In addition, the Registrant will acquire web sites and domain names for the websites Modena Sports. Upon the completion of the transaction, Modena Sports will become a wholly-owned subsidiary of the Registrant. The transaction will be completed upon the delivery of audited financial statements.

On ______, 2009, the Company received audited financial statements of Modena Sports and are included in this filing.

Modena Sports was organized in the state of California and does business as Harbor Guard Boats. Modena Sports is involved in the manufacturing of fire and rescue boats.

Mold Purchase Agreement

On June 18, 2008, the Registrant, and MGS Grand and Mardikian Design entered into a Mold Purchase Agreement, as a part of the Fixed Asset Purchase Agreement, referred to above. The Mold Purchase Agreement allows for the purchase of certain molds and tools from MGS Grand and Mardikian Design.

License Agreement

On June 18, 2008, the Registrant, MGS Grand and Albert Mardikian ("Mardikian") entered into a License Agreement to allow the Registrant exclusive rights to the patents and designs for the "rescue jet" personal water craft and related assemblies, systems and design rights. The License Agreement revises prior license agreements between the parties.

The Registrant has agreed to pay a royalty for the use of the design and patents in an amount equal to gross sales less sales returns and freight and sales commissions for a period of 15 years. The royalties consist of:

     a) 2% for Patented Designs with or without Patented Fire Pump technology used in the Registrant's production;

     b) 1% for Patented Pump Technology used in designs other than Mardikian or his associates;

     c) 1% for using Patents in any of distributor or associated companies products; and d) the Registrant agrees to pay $1,000,000 to MGS Grand ($200,000 in 2 months minimum and 3months maximum, $800,000 at a rate of 10% of each boat sale until $800,000 has been paid).



Modena Sport Designs, LLC was incorporated as Harbor Guard Boats, Inc. on January 7, 2009.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Business to Be Acquired. The following is a list of the financial statements filed as a part of this Report.

                                          Description
                                          -----------

     Audited financial statements for the years ended April 30, 2008 and 2007 of Modena Sport Unaudited financial statements for the period from May 1, 2008 to June 18, 2008 of Modena


     (b) Proforma Financial Information. The following is a list of the proforma financial statements filed as a part of this Report.



                                          Description
                                          -----------

     Consolidated ProForma Balance Sheet and Income Statement (after the transaction with Modena



          (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     ----------         ------------
           10.01        Fixed Assets Purchase Agreement, dated June 18, 2008*
           10.02        Mold Purchase Agreement, dated June 18, 2008*
           10.03        License Agreement, dated June 18, 2008*
--------------------
** Filed as part of the Current Report on Form 8K filed with the SEC on July 7, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      MEDINA INTERNATIONAL HOLDINGS, INC.

                                 By:      /s/Daniel Medina
                                          -----------------
                                             Daniel Medina, President


   Date: Octobe 12, 2009

                              FINANCIAL STATEMENTS
                                TABLE OF CONTENTS




                                                                          PAGE
                                                                         -------
INDEPENDENT AUDITOR'S REPORT............................                  F-1

BALANCE SHEETS................................................            F-2

STATEMENTS OF OPERATIONS ....................................             F-3

STATEMENTS OF MEMBERS' EQUITY (DEFICIT)..................                 F-4

STATEMENTS OF CASH FLOWS......................................            F-5

NOTES TO FINANCIAL STATEMENTS................................             F-6


                            RONALD R. CHADWICK, P.C.
                           Certified Public Accountant
                        2851 South Parker Road, Suite 720
                             Aurora, Colorado 80014
                             Telephone (303)306-1967
                                Fax (303)306-1944




             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
Modena Sport Designs, LLC
Costa Mesa, California

I have audited the accompanying balance sheets of Modena Sport Designs, LLC as of April 30, 2007 and 2008, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Modena Sport Designs, LLC as of April 30, 2007 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements the Company has suffered recurring losses from operations and has a working capital deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Aurora, Colorado       /s/Ronald R. Chadwick, P.C.
                       --------------------------
August 19, 2009         RONALD R. CHADWICK, P.C.

                    MODENA SPORT DESIGNS, LLC
                         BALANCE SHEET

                                                                    June 18, 2008        April 30, 2008            April 30, 2007
                                                                  ------------------  ----------------------   ---------------------
                                                                      UNAUDITED              AUDITED                   AUDITED
                             ASSETS
CURRENT ASSETS:
  Cash                                                                 $ 100,726                       -                          -
  Accounts receivables                                                   338,100                       -                          -
  Inventory                                                              262,686                 216,820                     38,566
  Other receivables                                                      276,845                       -                          -
  Other receivables - related party                                            -                  85,221                          -
                                                                  ------------------  ----------------------   ---------------------
                                             Total Current Assets        978,357                 302,041                     38,566
FIXED ASSETS, NET                                                        694,730                       -                          -
                                                                  ------------------  ----------------------   ---------------------
                          TOTAL ASSETS                               $ 1,673,087               $ 302,041                   $ 38,566
                                                                  ==================  ======================   =====================

             LIABILITIES & MEMBERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
  Accounts payable                                                      $ 50,848                 $ 6,022                       $ 82
  Accrued liabilities                                                          -                       -                      2,700
  Line of Credit                                                         138,444                 147,472                          -
  Bank Overdraft                                                               -                     272                      1,359
  Deposit from customers                                                 368,959                 236,000                          -
  Short-term debt - related party                                      1,000,000                       -                     33,375
                                                                  ------------------  ----------------------   ---------------------
       Total Current Liabilities                                       1,558,251                 389,766                     37,516
  Long-term liabilities
                                                                  ------------------  ----------------------   ---------------------
Total liabilities                                                      1,558,251                 389,766                     37,516

MEMBERS' EQUITY (DEFICIT)                                                114,836                 (87,725)                     1,050

                                                                  ------------------  ----------------------   ---------------------
          TOTAL LIABILITIES & MEMBERS' EQUITY (DEFICIT)              $ 1,673,087               $ 302,041                   $ 38,566
                                                                  ==================  ======================   =====================

The accompanying notes are an integral part of the financial statements





                                MODENA SPORT DESIGNS, LLC
                                 STATEMENTS OF OPERATIONS
                                                             For the Period From
                                                                 May 1, 2008                  For the year ended April 30,
                                                             Through June 18, 2008             2008                   2007
                                                                  UNAUDITED                   AUDITED                AUDITED
                                                          ---------------------------  ---------------------- ----------------------
NET REVENUE                                                                $ 444,100               $ 575,110              $ 693,455
Cost of Goods Sold                                                           205,760                 488,715                271,230
                                                          ---------------------------  ---------------------- ----------------------
                                             Gross Profit                    238,340                  86,395                422,225

OPERATING EXPENSES
General and administrative expenses                                            9,162                  53,779                 18,145
Selling and marketing expenses                                                25,279                  51,109                 55,470
Research and development expenses                                                  -                  68,500                339,000

                                                          ---------------------------  ---------------------- ----------------------
                                 Total Operating Expenses                     34,441                 173,388                412,615
                                                          ---------------------------  ---------------------- ----------------------
INCOME FROM OPERATIONS                                                       203,899                 (86,993)                 9,610
                                                          ---------------------------  ---------------------- ----------------------
NON OPERATING INCOME/EXPENSES
  Other income                                                                     -                       -                      -
  Interest expense                                                            (1,338)                 (1,782)                     -
                                                          ---------------------------  ---------------------- ----------------------
       Net other income                                                       (1,338)                 (1,782)                     -
                                                          ---------------------------  ---------------------- ----------------------
                       NET INCOME                                          $ 202,561               $ (88,775)               $ 9,610
                                                          ===========================  ====================== ======================


The accompanying notes are an integral part of the financial statements





                 MODENA SPORT DESIGNS, LLC
                 STATEMENTS OF CASH FLOWS


                                                               For the Period From
                                                                   May 1, 2008                  For the years ended April 30,
                                                              Through June 18, 2008              2008                    2007
Cash flows from operating activities:                               UNAUDITED                  AUDITED                 AUDITED
                                                            --------------------------  ----------------------- --------------------
       Net Income                                                        $ 202,561                $ (88,775)                $ 9,610
       Changes in operating assets and liabilities:
              Decrease  (increase)  in inventory                           (45,866)                (178,254)                (38,566)
              Increase (decrease) in accounts payable                       44,826                    5,940                      82
              Increase (decrease) in related party payable                                                                    5,402
              Increase (decrease) in accrued liability                                               (2,700)                  2,700
              Increase in customer deposits                                132,959                  236,000                       -
              (Increase) in  accounts receivables                         (338,100)
              Increase (decrease) in other receivables                      85,221                  (99,323)                      -
              Other                                                         28,425
                                                            --------------------------  ----------------------- --------------------
                 Total adjustments                                         (92,535)                 (38,337)                (30,382)
                                                            --------------------------  ----------------------- --------------------
   Net cash used (received) in operating activities                        110,026                 (127,112)                (20,772)
                                                            --------------------------  ----------------------- --------------------
Cash flows from investing activities:
                                                                                                          -                       -
                                                            --------------------------  ----------------------- --------------------
   Net cash used in investing activities                                         -                        -                       -
                                                            --------------------------  ----------------------- --------------------
Cash flows from financing activities:
      Bank overdraft                                                          (272)                  (1,087)                  1,359
      Proceeds (payments) from lines of credit                              (9,028)                 128,199                  19,273
                                                            --------------------------  ----------------------- --------------------
   Net cash (used in) provided by financing activities                      (9,300)                 127,112                  20,632
                                                            --------------------------  ----------------------- --------------------
   Increase (decrease) in cash and cash equivalents                        100,726                        -                    (140)
   Cash and cash equivalents - beginning of period                               -                        -                     140
                                                            --------------------------  ----------------------- --------------------
   Cash and cash equivalents - end of period                             $ 100,726                      $ -                     $ -
                                                            ==========================  ======================= ====================

Supplemental disclosure of cash flow information:
    Cash paid during the year for Interest, net of amounts
capitalized                                                                $ 1,338                  $ 1,782                     $ -
                                                            ==========================  ======================= ====================
     Income taxes                                                              $ -                      $ -                     $ -
                                                            ==========================  ======================= ====================

Supplemental schedule of noncash investing and financing activities:

    In June 2008 the Company incurred a $1,000,000 short term debt to a related party in exchange for $694,730 in fixed assets, $276,845 in receivables and $28,425 in other expenditures

        The accompanying notes are an integral part of the financial statements




                                      F-4




                            MODENA SPORT DESIGNS, LLC
                     STATEMENTS OF MEMBERS' EQUITY (DEFICIT)




                                                                Members'              Paid in           Retained          Members'
                                                              Interests (%)           Capital           Earnings           Equity

Balances April 30, 2006                                                  100               $ -            $ (8,560)       $ (8,560)

Gain (loss) for period                                                                                       9,610           9,610
                                                         ---------------------------------------------------------------------------

Balances April 30, 2007                                                  100               $ -             $ 1,050         $ 1,050

Gain (loss) for period                                                                                     (88,775)        (88,775)
                                                         ---------------------------------------------------------------------------
Balances April 30, 2008                                                  100               $ -           $ (87,725)      $ (87,725)

Gain (loss) for period                                                                                     202,561         202,561
                                                         ---------------------------------------------------------------------------
Balances June 18, 2008                                                   100               $ -           $ 114,836       $ 114,836
                                                         ===========================================================================

    The accompanying notes are an integral part of the financial statements





                            MODENA SPORT DESIGNS, LLC
                        NOTES TO THE FINANCIAL STATEMENTS
    April 30, 2008 and 2007, and for the period from May 1, 2008 through June
                              18, 2008 (Unaudited)

NOTE 1. GENERAL

Modena Sport Designs, LLC was formed in the State of California on March 28, 2003 to produce fire, rescue and recreational boats. Modena Sport Designs, LLC reorganized as a California corporation on January 7, 2009 and changed its name to Harbor Guard Boats, Inc.

Going Concern

Recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States, which contemplates continuation of the Company as a going concern. As of June 18, 2008 the Company's current liabilities exceeded current assets by $579,894. Also, the Company's operations generated $444,100 in revenue during the period from May 1, 2008 through June 18, 2008 and the members' equity at June 18, 2008 was $114,836.

As of April 30, 2008, the Company's current liabilities exceeded current assets by $87,725 and as of April 30, 2007, the Company's current assets exceeded current liabilities by $1,050. Also, the Company's operations generated $575,110 and $693,455 in revenue for the years ended April 30, 2008 and 2007, respectively, and at the end of the same periods the members' surplus (deficit) was $(87,725) and $1,050, respectively..

Management has taken various steps to revise its operating and financial requirements, which we believe are sufficient to provide the Company with the ability to continue on in the subsequent year. Management devoted considerable effort during the period ended April 30, 2008 towards management of liabilities and improving our operations. Management believes that the above actions will allow the Company to continue its operations through the next fiscal year.

The future success of the Company is likely dependent on its ability to attain additional capital to develop its proposed products and ultimately, upon its ability to attain future profitable operations. There can be no assurance that the Company will be successful in obtaining such financing, or that it will obtain positive cash flow.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates

The preparation of our financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are used for, but are not limited to;

1)       Revenue recognition;
2)       Allowance for doubtful accounts;
3)       Inventory costs;
4)       Asset impairments;
5)       Depreciable lives of assets;
6)       Income tax reserves and valuation allowances;
7)       Allocation of direct and indirect cost of sales;
8)       Contingent liabilities; and
9)       Warranty liabilities.

Future events and their effects cannot be predicted with certainty; accordingly, our accounting estimates require exercise of judgment. We base our estimates on historical experience, available market information, appropriate valuation methodologies, and on various other assumptions that we believe to be reasonable. We evaluate and update our assumptions and estimates on an ongoing basis and may employ outside experts to assist in our evaluation, when necessary. Actual results could differ materially from these estimates.

Accounts Receivable

Accounts receivables are recorded at net realizable value consisting of a carrying amount less an allowance for uncollectible accounts, as needed.

Revenue Recognition

Revenue Recognition is recognized when earned. The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied, are recorded as unearned revenue.

Cash and Cash Equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents. The Company maintains its cash in bank deposit accounts that may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Inventory

We carry our inventories at the lower of their cost or market value. Cost is determined using first-in, first-out ("FIFO") method. Market is determined based on net realizable value. We also provide due consideration to obsolescence, excess quantities, and other factors in evaluating net realizable value.

Fixed Assets

Capital assets are stated at cost. Equipment consisting of molds is stated at cost. Depreciation of fixed assets is provided using the straight-line method over the estimated useful lives (3-7 years) of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

                 Property and Equipment                         No. of Years
     ___________________________________________________________________________
        Molds                                                   7
        Manufacturing Tools                                     5
        Computers                                               3
        Furniture                                               3
        Manufacturing tool HGB                                  3
        Office Equipments                                       3
        Office Phone                                            3
     ___________________________________________________________________________


Long Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced.

Income Taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Comprehensive Loss

Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Certain statements, however, require entities to report specific changes in assets and liabilities, such as unrealized gains and losses on available-for-sale securities, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income.

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying, as financial instruments are a reasonable estimate of fair value.

Foreign Currently Translations and Hedging

The Company is exposed to foreign currency fluctuations due to international trade. The management does not intend to enter into forward exchange contracts or any derivative financial investments for trading purposes. The management does not currently hedge foreign currency exposure.

Basic and Diluted Net Loss per Share

Net loss per share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 (SFAS No. 128), "Earnings per share". SFAS No. 128 superseded Accounting Principles Board Opinion No. 15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Products and services, geographic areas and major customers

              The Company earns revenue from the sale of recreational and commercial boats. All sales each period were domestic and to external customers. The Company does not separate sales activities into different operating segments.

          In 2007 three major customers accounted for approximately 62.68% of product sales or $383,476, and two other major customers accounted for approximate product sales as follows: 15.61% or $95,450, 10.20% or $62,398 and 11.51% or $70,400. During the year 2007 revenue from logistics accounted for $81,731 from various customers.

          In 2008 two major customers accounted for approximately 69.87% of product sales or $394,557 and two other major customers accounted for approximate product sales as follows: 15.94% or $90,000, 14.18% or $80,090. During the year 2008 revenue from logistics accounted for $10,463 from various customers. .

          For the period from May 1, 2008 to June 18, 2008 two major customers accounted for 100% of product sales or $435,400, with $8,700 accounted for as logistics sales revenue from various customers. .


Recently issued accounting pronouncements

       In June 2008, the Financial Accounting Standards Board ("FASB") ratified Emerging Issues Task Force ("EITF") Issue No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) is indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides that an entity should use a two step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. It also clarifies on the impact of foreign currency denominated strike prices and market based employee stock option valuation instruments on the evaluation. EITF 07-5 is effective for fiscal years beginning after December 15, 2008. The adoption of EITF 07-5 will not have an impact on our consolidated financial position and results of operations.

     In May 2008, the FASB issued Statement of Financial Accounting Standards No. 162 ("SFAS No. 162"), "The Hierarchy of Generally Accepted Accounting Principles." SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with generally accepted accounting principles. SFAS No. 162 becomes effective 60 days following the Securities and Exchange Commission's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, "The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles." We do not expect that the adoption of SFAS No. 162 will have a material impact on our consolidated financial statements.

     In April 2008, the FASB issued FSP No. 142-3 ("FSP 142-3"), "Determination of the Useful Life of Intangible Assets." FSP 142-3 amends the factors an entity should consider in developing renewal or extension assumptions used in determining the useful life of recognized intangible assets under FASB Statement No. 142, "Goodwill and Other Intangible Assets." This new guidance applies prospectively to intangible assets that are acquired individually or with a group of other assets in business combinations and asset acquisitions. FSP 142-3 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2008. Early adoption is prohibited. Since this guidance will be applied prospectively, on adoption, there will be no impact to our current consolidated financial statements.

     In March 2008,  the FASB,  affirmed the  consensus  of FASB Staff  Position
(FSP) Accounting Principles Board Opinion No. 14-1 (APB 14-1), Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement), which applies to all convertible debt
instruments  that  have  a  net  settlement  feature;   which  means  that  such
convertible debt instruments, by their terms, may be settled either wholly or partially in cash upon conversion. FSP APB 14-1 requires issuers of convertible debt instruments that may be settled wholly or partially in cash upon conversion to separately account for the liability and equity components in a manner reflective of the issuer's nonconvertible debt borrowing rate. Previous guidance provided for accounting for this type of convertible debt instrument entirely as debt. FSP APB 14-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and interim periods within those fiscal years. The adoption of FSP APB 14-1 will not have an impact on our financial statements.

     In March 2008, the FASB issued SFAS No. 161 Disclosures about Derivative Instruments and Hedging Activities. SFAS No. 161 requires additional disclosure related to derivatives instruments and hedging activities. The provisions of SFAS No. 161 are effective as of January 1, 2008 and the Company is currently evaluating the impact of adoption.

     In February 2008, the FASB issued FASB FSP 157-2, which delayed the effective date of SFAS No. 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), until fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. These nonfinancial items include assets and liabilities such as reporting units measured at fair value in a goodwill impairment test and nonfinancial assets acquired and liabilities assumed in a business combination. Effective January 1, 2008, we adopted SFAS No. 157 for financial assets and liabilities recognized at fair value on a recurring basis. The partial adoption of SFAS No. 157 for financial assets and liabilities did not have a material impact on our consolidated financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS No. 159). SFAS No. 159 permits entities to choose to measure, on an item-by-item basis, specified financial instruments and certain other items at fair value. Unrealized gains and losses on items for which the fair value option has been elected are required to be reported in earnings at each reporting date. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, the provisions of which are required to be applied prospectively. We believe that SFAS 159 should not have a material impact on our financial position or results of operations

     In December 2007, the FASB issued SFAS No. 141 (Revised 2007), Business Combinations, or SFAS No. 141R. SFAS No. 141R will change the accounting for business combinations. Under SFAS No. 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS No. 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations we engage in will be recorded and disclosed following existing GAAP until January 1, 2009. We expect SFAS No. 141R will have an impact on accounting for business combinations once adopted but the effect is dependent upon acquisitions at that time. We are still assessing the impact of this pronouncement.

     In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements--An Amendment of ARB No. 51, or SFAS No. 160". SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008. We believe that SFAS 160 should not have a material impact on our financial position or results of operations.

NOTE 3. Related Party Transactions

The Company in June 2008 issued a payable for $1,000,000 to a related party owner in exchange for fixed assets valued at $694,730, a receivable of $276,845 and other items valued at $28,425. The Company also borrows money from the related party as needed on verbal, non-interest bearing, due on demand basis. Amounts due from or (owed to) the related party at June 18, 2008, and April 30, 2008 and 2007 were ($33,375), $85,221, and ($1,000,000). The related party also provided the Company with rent free operating space through June 18, 2008.

NOTE 4. Inventory

Inventory consisted of the following:


  Item                  As of June 18,           For the yeares ended April 30,
                           2008                        2007      2007
________________________________________________________________________________
Parts                   $  67,711               $         -     $       -
Work in Progress          194,975                   216,820        38,566
                        --------------------------------------------------------
Total Inventory         $ 262,686               $   216,820     $  38,566
________________________________________________________________________________

NOTE 5. Short-Term Debt

Financial Institutions                          June 18,        April 30,
                                                2009            2008
________________________________________________________________________________
Bank Overdraft                                  $        -      $      272

Credit Card
American Express - 1                               18,486       $    7,817
American Express - 2                               74,495          112,603
Bank of America                                    12,471            6,823
Citi Bank                                          32,992           20,220
                                               ------------------------------
Total short-term debt                          $  134,444       $  147,744
________________________________________________________________________________

Credit card rates vary and require monthly payments.


NOTE 6. Risk Management Activities

Foreign Currency

The majority of our business is denominated in U.S. dollars and fluctuations in the foreign currency markets will have a minimal effect on our business.

Commodity Prices

We are exposed to market risk from changes in commodity prices. The cost of our products could increase, if the prices of fiberglass and/or aluminum increases significantly, further decreasing our ability to attain profitable operations. We are not involved in any purchase commitments with any of our vendors.

Insurance

We are exposed to several risks, including fire, earthquakes, theft, and key person liabilities. We do not carry any insurance for these risks, other than general liability, which will adversely affect our operations if any of these risks materialize.

NOTE 7. Income Tax

The Company is a limited liability company and taxed as a partnership. The tax results of Company operations are passed through to its members.

                       MEDINA INTERNATIONAL HOLDINGS, INC.
                          AND MODENA SPORT DESIGNS, LLC


                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


                                 April 30, 2008

                       MEDINA INTERNATIONAL HOLDINGS, INC.
                          AND MODENA SPORT DESIGNS, LLC
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
                                 April 30, 2008


Basis of Presentation

The following pro forma consolidated balance sheet as of April 30, 2008, and pro forma consolidated statement of operations for the year then ended between Medina International Holdings, Inc. and Modena Sport Designs, LLC are presented to show what effects the acquisition of Modena Sport Designs, LLC by Medina International Holdings, Inc. on June 18, 2008 for balance sheet purposes had on stockholders' equity, and for operations might have had on historical financial information had the transaction taken place on an earlier date. The pro forma consolidated financial statements are derived from the historical financial statements of Medina International Holdings, Inc. and Modena Sport Designs, LLC, and assume that for balance sheet purposes the transaction took place on April 30, 2008, and for statement of operations purposes on May 1, 2007 with resulting effects through April 30, 2008. The pro forma consolidated financial statements should be read in conjunction with the historical financial information. The pro forma consolidated financial statements are not necessarily indicative of the result that would have been attained had the transaction actually taken place earlier.


        Medina International Holdings, Inc. and Modena Sport Designs, LLC
                      Pro Forma Consolidated Balance Sheet
                                   (Unaudited)
                                 April 30, 2008

                                                                                        Consolidated
                                                                                           Amount              MIHI            MSD
                                                                                    ------------------------------------------------

                                      Assets
Current assets:
  Cash                                                                                            $ -             $ -           $ -
  Inventory                                                                                   285,633          68,813       216,820
  Other receivables                                                                            85,221               -        85,221
                                                                                    ------------------------------------------------
       Total current assets                                                                   370,854          68,813       302,041
Fixed assets:
     Fixed assets                                                                             376,482         376,482             -
     Accumulated depreciation                                                                 (58,519)        (58,519)            -
                                                                                    ------------------------------------------------
       Total net fixed assets                                                                 317,963         317,963             -
                                                                                    ------------------------------------------------
                                                                                                    -               -             -
                                                                                    ------------------------------------------------
       Total other assets                                                                           -               -             -
                                                                                    ------------------------------------------------
Total assets                                                                                $ 688,817       $ 386,776     $ 302,041
                                                                                    ================================================
                  Liabilities and Stockholders' Equity (Deficit)
Current Liabilities:
  Accounts payable                                                                       $ 196,381.00       $ 190,359       $ 6,022
  Accrued liabilities                                                                          40,952          40,952             -
  Bank Overdraft                                                                                  292              20           272
  Franchise Tax                                                                                   800             800             -
  Short-term debt                                                                             164,628          17,156       147,472
  Deposit from customers                                                                      260,500          24,500       236,000
  Stock subscriptions payable                                                                 241,563         241,563             -
  Note payable - current                                                                       10,000          10,000             -
  Related parties - short-term borrowings from shareholders                                   361,688         361,688             -
                                                                                    ------------------------------------------------
       Total Current Liabilities                                                            1,276,804         887,038       389,766
  Long-term liabilities                                                                             -               -             -
                                                                                    ------------------------------------------------
Total liabilities                                                                           1,276,804         887,038       389,766
                                                                                    ------------------------------------------------
Stockholders' Equity (Deficit):
  Preferred stock, $.01 par value, 10,000,000 shares authorized, none issued
      or outstanding                                                                                -               -             -
  Common stock, $.0001 par value, 100,000,000 shares authorized, 35,560,091
     shares issued and outstanding                                                              3,556           3,556             -
  Additional paid-in capital                                                                2,419,032       2,419,032             -
  Common stock subscribed (100,000 shares)                                                     10,000          10,000             -
  Subscription to be received                                                                  (3,000)         (3,000)            -
  Accumulated deficit                                                                      (3,017,575)     (2,929,850)      (87,725)
                                                                                    ------------------------------------------------
Total Stockholders' Equity (Deficit)                                                         (587,987)       (500,262)      (87,725)
                                                                                    ------------------------------------------------
Total liabilities and shareholders' equity (deficit)                                        $ 688,817       $ 386,776     $ 302,041
                                                                                    ================================================



        Medina International Holdings, Inc. and Modena Sport Designs, LLC
                 Pro Forma Consolidated Statement of Operations
                                   (Unaudited)
                            Year Ended April 30, 2008


                                                        Consolidated
                                                           Amount                 MIHI               MSD
                                                  --------------------------------------------------------------
Sales, net                                                       $ 767,910          $ 192,800         $ 575,110
Cost of Goods Sold                                                 603,829            115,114           488,715
                                                  --------------------------------------------------------------
       Gross Profit                                                164,081             77,686            86,395
                                                  --------------------------------------------------------------
General and administrative expenses                              1,113,125          1,059,346            53,779
Selling and marketing expenses                                     109,055             57,946            51,109
Research and development expenses                                   68,500                             - 68,500
Impairment loss on investment                                       68,500             68,500                 -
                                                  --------------------------------------------------------------
       Loss from operations                                     (1,195,099)        (1,108,106)          (86,993)
                                                  --------------------------------------------------------------
  Other income                                                           -                             -      -
  Interest (expense)                                               (36,413)           (34,631)           (1,782)
                                                  --------------------------------------------------------------
       Net other income                                            (36,413)           (34,631)           (1,782)
                                                  --------------------------------------------------------------
Loss before income tax (expense) benefit                        (1,231,512)        (1,142,737)          (88,775)
       Income tax (expense) benefit                                      -                             -                   -
                                                  --------------------------------------------------------------
Net Loss from Operations                                      $ (1,231,512)      $ (1,142,737)        $ (88,775)
                                                  ==============================================================


